Exhibit 32

Wheeler Real Estate Investment Trust, Inc.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Wheeler Real Estate Investment Trust (the “Company”) on Form 10-Q for the three and six months ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon S. Wheeler, Chairman of the Board and President of the Company, and I, Steven M. Belote, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2013

/s/ JON S. WHEELER
Jon S. Wheeler
Chairman of the Board and Chief Executive Officer

/s/ STEVEN M. BELOTE
Steven M. Belote
Chief Financial Officer